[FIRST AMERICAN(TM) LOGO]



AMERICAN
STRATEGIC
INCOME
PORTFOLIO

ASP

NOVEMBER 30, 2002
ANNUAL REPORT

[FIRST AMERICAN(TM) LOGO]


AMERICAN STRATEGIC INCOME PORTFOLIO INC.


PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in U.S. government securities, corporate debt securities, unregistered securities, and mortgage servicing rights. The Fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the Fund's net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

[SIDENOTE]
TABLE OF CONTENTS

  1  Fund Overview

  7  Financial Statements

 18  Notes to Financial Statements

 25  Investments in Securities

 32  Independent Auditors' Report

 33  Federal Income Tax Information

 34  Shareholder Update



           NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

FUND OVERVIEW

AVERAGE ANNUALIZED TOTAL RETURNS
Based on NAV for the period ended November 30, 2002

[CHART]

                                                                                            SINCE INCEPTION
                                                            ONE YEAR          FIVE YEAR       12/27/1991
American Strategic Income Portfolio Inc.                     8.32%              7.81%            8.35%
Lehman Brothers Mutual Fund Government/Mortgage Index        7.53%              7.40%            7.29%

The average annualized total returns for the Fund are based on the change in its NAV, assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.
- Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2002, were 2.32%, 9.14%, and 7.68%, respectively. These returns assume reinvestment of all distributions and reflect commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman Index is calculated from the month end following the Fund's inception through November 30, 2002.

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002 THE FUND HAD A TOTAL RETURN OF 8.32%, AFTER FEES AND EXPENSES, BASED ON ITS NAV. We are pleased that the Fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 7.53% during the period. We believe that the performance was mainly a result of the higher income levels paid by our mortgage investments. Over the same period, the Fund returned 2.32% based on its market price. The Fund's market price of $12.05 was at a 4.44% discount to its NAV of $12.61 as of November 30, 2002. As always, past performance is no guarantee of future results, and the Fund's NAV and market price will fluctuate.

DURING THE REPORTING PERIOD THE U.S. ECONOMY SHOWED GRADUAL IMPROVEMENT WITH THE EMPLOYMENT PICTURE, LOW INTEREST RATES, STABLE ENERGY PRICES, AND AN IMPROVING LEVEL OF CORPORATE EARNINGS PROVIDING SUPPORT FOR ECONOMIC GROWTH TO MOVE FORWARD AT A MODERATE PACE. The Federal Reserve unexpectedly cut its target lending rate 0.50% to 1.25% at its November 6 Federal Open Market Committee ("FOMC") meeting and at the same time adopted a neutral risk assessment between economic growth and inflationary risks. Inflationary pressures remain low and provide the Fed with the flexibility to maintain an accommodative monetary policy stance designed to ensure that a sustainable economic recovery continues to develop.

THE PERIOD SAW STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS SOUGHT STABLE, INCOME-ORIENTED INVESTMENTS. Every fixed-income product type, except high yield, experienced positive returns during the period. Treasury bonds came under pressure in November as the Fed eased and a number of economic indicators signaled better-than-expected growth.

ALTHOUGH THE FIXED-INCOME SECTOR SHOWED STRENGTH OVERALL, REAL ESTATE MARKETS WERE FUNDAMENTALLY WEAKER WITH DEMAND FOR MULTIFAMILY UNITS AND COMMERCIAL SPACE DECREASING OVER THE LAST 12 MONTHS. Typically real estate markets are a lagging indicator of the economy, taking longer to weaken and longer to recover than the overall economy. Most estimates do not see an appreciable increase in demand for apartments

[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of the Fund. He has 20 years of financial experience.

CHRIS NEUHARTH, CFA
is responsible for the management of the mortgage-backed securities portion of the Fund. He has 22 years of financial experience.

RUSS KAPPENMAN
is responsible for acquisition and management of the whole loans portion of the Fund. He has 17 years of financial experience.

or commercial space until well into 2003. We are optimistic because the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s. The property type and geographic diversification of the Fund should prove helpful in this weaker economic environment.

IN SPITE OF THE WEAKNESS IN REAL ESTATE MARKETS, THE FUND CURRENTLY HAS NO MULTIFAMILY OR COMMERCIAL LOANS IN DEFAULT. In January 2002, the Fund sold two loans that were in the process of foreclosure. This sale resulted in a capital loss of 11.63 cents per share.

IN JULY 2002 THE FUND DECREASED ITS MONTHLY DIVIDEND FROM 9.5 CENTS TO 7.25 CENTS PER SHARE. The dividend reserve for this Fund was at 0.21 cents per share as of the period end. The lower interest-rate environment makes it more likely that loans will prepay and that reinvestment will be at lower rates. During the reporting period eight loans in the portfolio paid off with a weighted average coupon of 8.48%. We added four loans with a weighted average coupon of 7.49%. The appreciated value of properties in the current real estate environment makes it difficult to find commercial and multifamily loans of the appropriate size


PORTFOLIO COMPOSITION
As a percentage of total assets on November 30, 2002

[CHART]

Short-Term Securities                   6%
Commercial Loans                       27%
Corporate Notes                         9%
Other Assets                            1%
Multifamily Loans                      18%
Single-family Loans                     5%
U.S. Agency Mortgage-backed Securities 28%
Preferred Stock                         6%

and credit quality for this Fund. During this annual period the Fund paid out $1.0275 per share in dividends resulting in an annualized distribution rate of 8.53% based on the November 30, 2002, market price. Please keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. Low short-term interest rates allowed the Fund to borrow at attractive rates. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. While the use of leverage has resulted in more income for shareholders, it does increase interest-rate risk in the Fund and may increase the volatility of the Fund's NAV and market price.

WE BELIEVE THAT THE REAL ESTATE MARKETS WILL CONTINUE TO POSE CHALLENGES. The low interest-rate environment will likely mean continued loan prepayments. The weaker real estate markets could lead to increased levels of default. We continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. As the U.S. economy improves there should be increased demand for space and occupancy levels should rise. Increased demand should lead to increases in rental rates and an improved environment for our real estate investments.

DELINQUENT LOAN PROFILE
The chart below shows the percentage of single family loans* in the portfolio that are 30, 60, 90, or 120 days delinquent as of November 30, 2002, based on principal amounts outstanding.

Current        94.7%
30 Days         4.1%
60 Days         1.2%
90 Days         0.0%
120+ Days       0.0%

*As of November 30, 2002, there were no multifamily or commercial loans delinquent.

As you are probably aware, the board of directors for this Fund, as well as American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Portfolio Inc. ("SLA")-has approved a proposal to reorganize these four funds into the First American Strategic Real Estate Portfolio Inc., a specialty finance company that would elect to be taxed as a real estate investment trust ("REIT"). Shareholders of ASP, BSP, CSP, and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of ASP, BSP, CSP, and SLA. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND THE REAL ESTATE MARKETS. We will continue to closely monitor the credit profiles of the Fund's whole loan investments as we seek to achieve the Fund's goal of paying attractive monthly income while minimizing losses. If you have any questions about the Fund, please call us at 800.677.FUND.

Sincerely,


/s/ Mark Jordahl
Mark Jordahl
Vice President, Investments
First American Funds

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2002. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

                       [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona               8%
Arkansas              Less than 0.50%
California            10%
Colorado              8%
Connecticut
Delaware              Less than 0.50%
Florida               4%
Georgia
Hawaii
Idaho
Illinois              Less than 0.50%
Indiana
Iowa
Kansas                Less than 0.50%
Kentucky
Louisiana             Less than 0.50%
Maine                 Less than 0.50%
Maryland              Less than 0.50%
Massachusetts         Less than 0.50%
Michigan              Less than 0.50%
Minnesota             13%
Mississippi
Missouri
Montana               3%
Nebraska              4%
Nevada                4%
New Hampshire         3%
New Jersey            2%
New Mexico            7%
New York              Less than 0.50%
North Carolina        Less than 0.50%
North Dakota
Ohio                  Less than 0.50%
Oklahoma              1%
Oregon                7%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee             4%
Texas                 10%
Utah                  3%
Vermont
Virginia              Less than 0.50%
Washington            7%
West Virginia
Wisconsin
Wyoming

VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single family, multifamily, and commercial) and participation mortgages are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans or participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

FINANCIAL Statements

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002
.................................................................................

ASSETS:
Investments in securities at value* (note 2).....................  $69,656,374
Cash in bank on demand deposit...................................       21,199
Accrued interest receivable......................................      397,593
Other assets.....................................................       31,537
                                                                   -----------
  Total assets...................................................   70,106,703
                                                                   -----------
LIABILITIES:
Reverse repurchase agreements payable (note 2)...................   16,600,000
Accrued investment management fee................................       24,914
Accrued administrative fee.......................................       10,965
Accrued interest expense.........................................       24,870
Accrued reorganization expenses (notes 3 and 6)..................       86,542
Other accrued expenses...........................................        7,265
                                                                   -----------
  Total liabilities..............................................   16,754,556
                                                                   -----------
  Net assets applicable to outstanding capital stock.............  $53,352,147
                                                                   ===========
COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital.....................  $60,517,426
Undistributed net investment income..............................        8,967
Accumulated net realized loss on investments.....................   (9,173,201)
Unrealized appreciation of investments...........................    1,998,955
                                                                   -----------

  Total-representing net assets applicable to capital stock......  $53,352,147
                                                                   ===========

  *Investments in securities at identified cost..................  $67,657,419
                                                                   ===========
NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding...........................................  $53,352,147
Shares outstanding (authorized 1 billion shares of $0.01 par
  value).........................................................    4,230,294
Net asset value per share........................................  $     12.61
Market price per share...........................................  $     12.05

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           2002 ANNUAL REPORT  7  American Strategic Income Portfolio

FINANCIAL Statements continued

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2002
.................................................................................

INCOME:
Interest (net of interest expense of $624,078)...................  $4,596,487
Dividends........................................................     299,389
                                                                   ----------

  Total investment income........................................   4,895,876
                                                                   ----------
EXPENSES (NOTE 3):
Investment management fee........................................     326,423
Administrative fee...............................................     132,636
Custodian fees...................................................      10,611
Transfer agent fees..............................................      47,264
Exchange listing and registration fees...........................      58,129
Reports to shareholders..........................................      35,460
Mortgage servicing fees..........................................      45,060
Directors' fees..................................................      13,543
Audit and legal fees.............................................     118,688
Financial advisory and accounting fees...........................      70,079
Other expenses...................................................       8,921
                                                                   ----------
  Total expenses.................................................     866,814
                                                                   ----------

  Net investment income..........................................   4,029,062
                                                                   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  4):
Net realized loss on investments in securities...................    (491,966)
Net change in unrealized appreciation or depreciation of
  investments....................................................     734,941
                                                                   ----------

  Net gain on investments........................................     242,975
                                                                   ----------

    Net increase in net assets resulting from operations.........  $4,272,037
                                                                   ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           2002 ANNUAL REPORT  8  American Strategic Income Portfolio

STATEMENT OF CASH FLOWS  For the Year Ended November 30, 2002
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income....................................  $  4,895,876
Net expenses.........................................      (866,814)
                                                       ------------
  Net investment income..............................     4,029,062
                                                       ------------
Adjustments to reconcile net investment income to net
  cash provided by operating activities:
  Change in accrued interest receivable..............        26,581
  Net amortization of bond discount and premium......         4,976
  Change in accrued fees and expenses................        (3,709)
  Change in other assets.............................        30,580
                                                       ------------
    Total adjustments................................        58,428
                                                       ------------

    Net cash provided by operating activities........     4,087,490
                                                       ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments...................    19,391,904
Purchases of investments.............................   (12,287,398)
Net purchases of short-term securities...............    (1,446,465)
                                                       ------------

    Net cash provided by investing activities........     5,658,041
                                                       ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements.......    (5,351,256)
Distributions paid to shareholders...................    (4,346,628)
                                                       ------------

    Net cash used by financing activities............    (9,697,884)
                                                       ------------
Net increase in cash.................................        47,647
Bank overdraft at beginning of year..................       (26,448)
                                                       ------------

    Cash at end of year..............................  $     21,199
                                                       ============
Supplemental disclosure of cash flow information:
  Cash paid for interest.............................  $    632,582
                                                       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

           2002 ANNUAL REPORT  9  American Strategic Income Portfolio

FINANCIAL Statements continued

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                          YEAR ENDED   YEAR ENDED
                                           11/30/02     11/30/01
                                          -----------  -----------
OPERATIONS:
Net investment income...................  $ 4,029,062  $ 4,424,489
Net realized gain (loss) on
  investments...........................     (491,966)     450,178
Net change in unrealized appreciation or
  depreciation of investments...........      734,941      115,963
                                          -----------  -----------

  Net increase in net assets resulting
    from operations.....................    4,272,037    4,990,630
                                          -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income..............   (4,346,628)  (4,473,537)
                                          -----------  -----------
    Total increase (decrease) in net
    assets..............................      (74,591)     517,093
Net assets at beginning of year.........   53,426,738   52,909,645
                                          -----------  -----------

Net assets at end of year...............  $53,352,147  $53,426,738
                                          ===========  ===========

Undistributed net investment income.....  $     8,967  $   326,533
                                          ===========  ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          2002 ANNUAL REPORT  10  American Strategic Income Portfolio

NOTES TO FINANCIAL Statements

(1) ORGANIZATION
.............................
                American Strategic Income Portfolio Inc. (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in U.S. government securities, corporate debt securities, unregistered securities, and mortgage servicing rights. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
  SIGNIFICANT
  ACCOUNTING
  POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                Security valuations for the Fund's investments are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in

          2002 ANNUAL REPORT  11  American Strategic Income Portfolio

               NOTES TO FINANCIAL Statements continued

                the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

                Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost which approximates market value.

                The Fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc. (the "Advisor") to incorporate, among other things, the

          2002 ANNUAL REPORT 12 American Strategic Income Portfolio present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                As of November 30, 2002, the Fund held fair valued securities with a fair value of $41,510,118 or 77.8% of total net assets.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                WHOLE LOANS AND PARTICIPATION MORTGAGES
                Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans

          2002 ANNUAL REPORT  13  American Strategic Income Portfolio

               NOTES TO FINANCIAL Statements continued

                and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the Fund may suffer a loss. At November 30, 2002, a loan representing 0.1% of net assets was 60 days or more delinquent as to the timely monthly payment of principal. Such delinquency relates solely to a single family whole loan and represents 1.2% of the total single family principal outstanding or 0.01% of total net assets. During the fiscal year ended November 30, 2002, the Fund sold two loans that were in the foreclosure process. The sale was for less than the purchase price of the loans and resulted in a capital loss to the Fund of $11.63 cents per share.

                Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate.

          2002 ANNUAL REPORT  14  American Strategic Income Portfolio

                In addition, the Fund may incur expenses associated with maintaining any real estate owned. On November 30, 2002, the Fund owned no real estate.

                SECURITY TRANSACTIONS AND INVESTMENT INCOME
                The Fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

                REVERSE REPURCHASE AGREEMENTS
                Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended November 30, 2002, the average borrowings outstanding were $19,014,583 and the average interest rate was 3.09%.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market

          2002 ANNUAL REPORT  15  American Strategic Income Portfolio

               NOTES TO FINANCIAL Statements continued

                fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, on the books of its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of November 30, 2002, the Fund had no outstanding when-issued or forward commitments.

                MORTGAGE SERVICING RIGHTS
                The Fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The

          2002 ANNUAL REPORT 16 American Strategic Income Portfolio character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                There were no material differences between the book basis and tax basis dividends paid during the fiscal years ended
                November 30, 2002 and 2001. All distributions made during these periods were ordinary income distributions.

                At November 30, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income...............................      $      8,967
Accumulated capital losses..................................        (7,941,527)
Unrealized appreciation.....................................           767,281
                                                                  ------------
Accumulated deficit.........................................      $ (7,165,279)
                                                                  ============

                The difference between book basis and tax basis unrealized appreciation and accumulated realized losses is attributable to a one time tax election whereby the Fund marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the

          2002 ANNUAL REPORT  17  American Strategic Income Portfolio

               NOTES TO FINANCIAL Statements continued

                plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by the Advisor.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates

          2002 ANNUAL REPORT 18 American Strategic Income Portfolio and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the "Agreement"), the Advisor, formerly known as U.S. Bancorp Piper Jaffray Asset Management, Inc., a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the fiscal year ended November 30, 2002, the effective investment management fee incurred by the Fund was 0.62%. For its fee, the Advisor provides investment advice and, in general, conducts the management and investment activities of the Fund.

                Pursuant to a co-administration agreement (the "Co-Administration Agreement"), U.S. Bancorp Asset
                Management, Inc. ("USBAM") and U.S. Bancorp Fund
                Services, Inc., an affiliate and a subsidiary of U.S. Bancorp, (collectively the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services, to the Fund. Under the Co-Administration Agreement, the

          2002 ANNUAL REPORT  19  American Strategic Income Portfolio

               NOTES TO FINANCIAL Statements continued

                Administrators receive a monthly fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund). For its fee, the Administrators provide numerous services to the Fund including but not limited to handling the general business affairs, financial and regulatory reporting, and various record-keeping functions. As a part of its co-administrator duties, USBAM has retained SEI Investments Inc. to perform net asset value calculations and retained EquiServe to perform transfer agent functions.

                The Fund may invest in First American Funds, Inc. (FAF), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee earned by FAF related to such investments. For financial statement purposes this reimbursement is recorded as investment income.

                MORTGAGE SERVICING FEES
                The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes, and the proper allocation of payments between principal and interest.

                REORGANIZATION EXPENSES
                As discussed in Note 6, the Fund has taken certain steps to reorganize along with certain other similar entities managed by the Advisor. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the Fund (including, but not

          2002 ANNUAL REPORT 20 American Strategic Income Portfolio limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational and other meetings and costs and expenses of accountants, attorneys, financial advisors and other experts engaged in connection with the reorganization) shall be borne by the Fund, American Select Portfolio Inc., American Strategic Income Portfolio Inc. II, and American Strategic Income Portfolio Inc. III, collectively referred to as the "Existing Funds". The Existing Funds as a group will bear the first $3,400,000 of such expenses and will, subject to certain exceptions, equally share all transaction expenses in excess of $3,400,000 with USBAM. Such costs and expenses will be allocated among the Existing Funds based on their relative net asset values whether or not an Existing Fund participates in the reorganization. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters will be borne by USBAM. The current estimated costs and expenses related to the reorganization are $4,500,000. Based on the net asset values of the Existing Funds as of November 30, 2002, the Fund would bear approximately 8% of the total expenses of the reorganization. During the fiscal year ended November 30, 2002, the Fund incurred $194,448 of reorganization expenses.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports,

          2002 ANNUAL REPORT  21  American Strategic Income Portfolio

               NOTES TO FINANCIAL Statements continued

                transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                During the fiscal year ended November 30, 2002, the fees for custody services were paid to U.S. Bank.

(4) INVESTMENT SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the fiscal year ended November 30, 2002, aggregated $12,282,422 and $19,391,904, respectively. Included in proceeds from sales are $55,923 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVERS
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at November 30, 2002, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

     CAPITAL LOSS
      CARRYOVER         EXPIRATION
----------------------  ----------
$6,239,966                 2003
   964,494                 2008
   737,527                 2010
----------------------
$7,941,987
======================

(6) PROPOSED
    REORGANIZATION
.............................
                On December 26, 2002, an amended combined proxy statement/registration statement was filed with the Securities and Exchange Commission ("SEC") in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. II ("BSP"), American Strategic Income Portfolio Inc. III ("CSP"), and American Select Porfolio Inc. ("SLA"), reorganize into First American Strategic Real Estate Portfolio Inc., a specialty real estate finance company that would elect to

          2002 ANNUAL REPORT 22 American Strategic Income Portfolio be taxed as a real estate investment trust ("REIT"). Shareholders of the Fund, BSP, CSP, and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares in First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions and strategies substantially similar to those of the Fund, BSP, CSP, and SLA. This transaction is subject to review by the SEC, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

          2002 ANNUAL REPORT  23  American Strategic Income Portfolio

NOTES TO FINANCIAL Statements continued

(7) FINANCIAL HIGHLIGHTS
.............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN STRATEGIC INCOME PORTFOLIO

                                                 YEAR ENDED NOVEMBER 30,
                                          --------------------------------------
                                           2002    2001    2000    1999    1998
                                          ------  ------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period....  $12.63  $12.51  $12.35  $12.98  $12.88
                                          ------  ------  ------  ------  ------
Operations:
  Net investment income.................    0.96    1.05    0.97    1.00    1.01
  Net realized and unrealized gains
    (losses) on investments.............    0.05    0.13    0.15   (0.62)   0.06
                                          ------  ------  ------  ------  ------
    Total from operations...............    1.01    1.18    1.12    0.38    1.07
                                          ------  ------  ------  ------  ------
Distributions to shareholders:
  From net investment income............   (1.03)  (1.06)  (0.96)  (1.01)  (0.97)
                                          ------  ------  ------  ------  ------
Net asset value, end of period..........  $12.61  $12.63  $12.51  $12.35  $12.98
                                          ======  ======  ======  ======  ======
Per-share market value, end of period...  $12.05  $12.79  $11.19  $11.44  $12.13
                                          ======  ======  ======  ======  ======
SELECTED INFORMATION
Total return, net asset value (a).......    8.32%   9.85%   9.55%   3.03%   8.56%
Total return, market value (b)..........    2.32%  24.73%   6.68%   2.76%  10.69%
Net assets at end of period (in
  millions).............................  $   53  $   53  $   53  $   58  $   61
Ratio of expenses to average weekly net
  assets including interest expense.....    2.81%   2.70%   3.92%   3.83%   2.89%
Ratio of expenses to average weekly net
  assets excluding interest expense.....    1.63%   1.34%   1.56%   1.52%   1.47%
Ratio of net investment income to
  average weekly net assets.............    7.56%   8.25%   7.85%   7.86%   7.74%
Portfolio turnover rate (excluding
  short-term securities)................      18%     30%     32%     22%     38%
Amount of borrowings outstanding at end
  of period (in millions)...............  $   17  $   22  $   12  $   21  $   17
Per-share amount of borrowings
  outstanding at end of period..........  $ 3.92  $ 5.19  $ 2.77  $ 4.50  $ 3.49
Per-share amount of net assets,
  excluding borrowings, at end of
  period................................  $16.53  $17.82  $15.28  $16.85  $16.47
Asset coverage ratio (c)................     421%    343%    552%    375%    471%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

          2002 ANNUAL REPORT  24  American Strategic Income Portfolio

INVESTMENTS IN Securities

AMERICAN STRATEGIC INCOME PORTFOLIO                          November 30, 2002
                                  Date         Par
Description of Security         Acquired      Value          Cost       Value (a)
------------------------------  --------  --------------  -----------  -----------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)
U.S. GOVERNMENT AND AGENCY SECURITIES (36.6%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (36.6%):
    FIXED RATE (36.6%):
        9.00%, FHLMC,
          7/1/30..............            $1,322,279      $ 1,358,191  $ 1,424,755
        6.50%, FNMA,
          11/1/31.............             3,306,802(b)     3,382,100    3,417,284
        7.50%, FNMA, 3/1/30...             4,008,154(b)     3,941,047    4,247,808
        7.50%, FNMA, 5/1/30...               551,135(b)       532,092      583,343
        8.00%, FNMA, 5/1/30...               189,131(b)       186,676      202,785
        6.00%, FNMA, 5/1/31...             3,905,534(b)     3,928,422    3,995,380
        6.00%, FNMA,
          10/1/16.............             3,795,418(b)     3,880,636    3,943,647
        6.50%, FNMA, 6/1/29...             1,662,628(b)     1,650,943    1,722,383
                                                          -----------  -----------

        Total U.S. Government
          and Agency
          Securities..........                             18,860,107   19,537,385
                                                          -----------  -----------
CORPORATE NOTES (E) (12.3%):
  FIXED RATE (12.3%):
        9.25%, Oly Holigan,
          LP, 1/1/04..........  12/26/00   2,500,000        2,500,000    2,525,000
        8.00%, Value
          Enhancement Fund IV,
          6/27/04.............  06/27/01   4,000,000        4,000,000    4,040,000
                                                          -----------  -----------

        Total Corporate
          Notes...............                              6,500,000    6,565,000
                                                          -----------  -----------
PRIVATE MORTGAGE-BACKED SECURITIES (E) (0.0%):
  FIXED RATE (0.0%):
        13.04%, Minnesota
          Mortgage
          Corporation,
          7/25/14.............  05/19/92      33,957           34,654       34,466
                                                          -----------  -----------
WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (65.3%):
  COMMERCIAL LOANS (35.1%):
      Advance Self Storage,
        9.13%, 12/1/05........  11/29/00   1,275,631        1,275,631    1,339,412
      Buca Restaurant, 8.63%,
        1/1/11................  12/27/00     931,196          931,196      977,756
      Dietzgen Industrial
        Building, 9.00%,
        1/1/06................  12/14/00   1,460,367        1,460,367    1,533,385
      Hampden Medical Office,
        7.38%, 10/1/12........  09/09/02   1,798,323        1,798,323    1,888,239

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2002 ANNUAL REPORT  25  American Strategic Income Portfolio

INVESTMENTS IN Securities continued

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)
                                  Date         Par
Description of Security         Acquired      Value          Cost       Value (a)
------------------------------  --------  --------------  -----------  -----------

      Integrity Plaza Shopping
        Center, 8.00%,
        7/1/12................  06/11/02  $2,142,314      $ 2,142,314  $ 2,249,430
      Main Street Office
        Building, 8.38%,
        11/1/07...............  10/21/97     835,083          833,691      876,838
      One Eastern Heights
        Office Building,
        8.21%, 12/1/07........  11/07/97   1,020,421        1,020,421      807,239
      Orchard Commons, 8.75%,
        4/1/11................  03/28/01   1,010,455        1,010,455    1,060,978
      Pacific Periodicals
        Building, 8.03%,
        1/1/08................  12/09/97   1,279,753        1,279,753    1,343,741
      Schendel Office
        Building, 8.20%,
        10/1/07...............  09/30/97   1,088,785        1,088,785    1,051,719
      Shallowford Business
        Park, 9.13%, 7/1/03...  06/25/96   1,504,885        1,504,718    1,519,934
      Sherwin Williams, 8.50%,
        1/1/04................  12/20/96   1,325,359        1,325,359    1,351,867
      Stephens Retail Center,
        9.23%, 8/1/03.........  09/06/96   1,101,242        1,096,653    1,112,254
      Voit Office Building,
        8.13%, 9/1/08.........  08/17/01   1,536,000        1,536,000    1,612,800
                                                          -----------  -----------
                                                           18,303,666   18,725,592
                                                          -----------  -----------

  MULTIFAMILY LOANS (23.9%):
      Applewood Manor, 8.63%,
        1/1/08................  12/23/93     639,110          635,914      671,065
      Charleston Plaza
        Apartments, 7.38%,
        7/1/08................  07/01/98   1,488,341        1,488,341    1,562,759
      El Dorado Apartments I,
        7.13%, 10/1/05........  09/04/02   2,090,000        2,090,000    2,152,700
      El Dorado Apartments II,
        9.88%, 10/1/05........  09/04/02     468,000          468,000      424,492
      Franklin Woods
        Apartments, 9.78%,
        3/1/10................  02/24/95   1,107,234        1,104,240    1,162,595
      Garden Oaks Apartments,
        8.43%, 4/1/06.........  03/07/96   1,675,785        1,672,640    1,742,817
      Park Hollywood, 7.50%,
        6/1/12................  05/31/02   1,172,323        1,172,323    1,230,939
      Rush Oaks Apartments,
        7.78%, 12/1/07........  11/26/97     512,406          512,406      538,026
      Vanderbilt Condominiums,
        8.16%, 10/1/09........  09/29/99   1,167,336        1,167,336    1,225,703

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2002 ANNUAL REPORT  26  American Strategic Income Portfolio

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)
                                  Date         Par
Description of Security         Acquired      Value          Cost       Value (a)
------------------------------  --------  --------------  -----------  -----------

      Westhollow Place
        Apartments, 8.46%,
        4/1/03................  03/20/96  $  938,061      $   928,680  $   938,061
      Woodland Garden
        Apartments, 7.38%,
        9/1/08................  08/26/98   1,018,777        1,018,777    1,069,716
                                                          -----------  -----------
                                                           12,258,657   12,718,873
                                                          -----------  -----------

  SINGLE FAMILY LOANS (6.3%):
      Aegis, 9.21%, 3/26/10...  10/26/95      49,943           47,181       51,441
      Aegis II, 9.65%,
        1/28/14...............  12/28/95     281,747          258,151      290,199
      American Bank, Mankato,
        10.00%, 12/10/12......  12/15/92      33,160           27,071       34,154
      American Portfolio,
        7.32%, 10/18/15.......  07/18/95      29,724           28,314       30,616
      Anivan, 7.77%,
        4/14/12...............  06/14/96     129,718          130,557      133,608
      Bank of New Mexico,
        9.29%, 3/31/10........  05/31/96      96,706           94,907       99,478
      Bluebonnet Savings and
        Loan, 8.06%,
        8/31/10...............  05/22/92     258,303          236,651      263,608
      Bluebonnet Savings and
        Loan II, 11.63%,
        8/31/10...............  05/22/92      15,545           15,231       15,368
      CLSI Allison Williams,
        10.27%, 8/1/17........  02/28/92     163,443          150,327      168,020
      Cross Roads Savings and
        Loan, 9.44%, 1/1/21...  01/07/92     100,372           94,923      103,364
      Cross Roads Savings and
        Loan II, 9.20%,
        1/1/21................  01/07/92      72,866           68,527       74,805
      Fairbanks, Utah, 10.02%,
        9/23/15...............  05/21/92      25,776           21,877       26,549
      First Boston Mortgage
        Pool, 9.12%,
        6/29/03...............  06/23/92      98,884           80,819      101,850
      Hamilton Financial,
        8.68%, 6/29/10........  07/08/92     101,850           93,447      102,557
      Huntington MEWS, 9.66%,
        8/1/17................  01/22/92     434,912          375,468      447,959
      Knutson Mortgage
        Portfolio I, 8.78%,
        8/1/17................  02/26/92     204,179          194,833      210,304
      McClemore, Matrix
        Funding Corporation,
        10.50%, 9/30/12.......  09/09/92     135,467          128,694      139,531
      Meridian, 9.59%,
        12/1/20...............  12/21/92     237,651          226,660      244,781

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2002 ANNUAL REPORT  27  American Strategic Income Portfolio

INVESTMENTS IN Securities continued

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)
                                  Date      Par Value/
Description of Security         Acquired      Shares         Cost       Value (a)
------------------------------  --------  --------------  -----------  -----------

      Nomura III, 9.39%,
        4/29/17...............  09/29/95  $  483,372      $   436,941  $   484,921
      Rand Mortgage
        Corporation, 9.50%,
        8/1/17................  02/01/92     121,778           99,897      125,431
      Salomon II, 9.21%,
        11/23/14..............  12/23/94     174,633          152,008      179,872
      Valley Bank of Commerce,
        N.M., 8.34%,
        8/31/10...............  05/07/92      51,612           43,905       53,161
                                                          -----------  -----------
                                                            3,006,389    3,381,577
                                                          -----------  -----------

        Total Whole Loans and
          Participation
          Mortgages...........                             33,568,712   34,826,041
                                                          -----------  -----------
MORTGAGE SERVICING RIGHTS (E,F) (0.2%):
      Matrix Servicing Rights,
        0.12%, 7/10/22........  07/10/92  11,028,533           92,361       84,611
                                                          -----------  -----------
PREFERRED STOCKS (7.6%):
  REAL ESTATE INVESTMENT TRUSTS (7.6%):
      AMB Property............                 5,000          125,399      129,250
      Archstone Community
        Trust, Series D.......                13,125          342,037      343,875
      Avalonbay Communities,
        Series D..............                 8,900          223,546      222,055
      Avalonbay Communities,
        Series H..............                 9,200          250,053      242,236
      CarrAmerica Realty
        Trust, Series B.......                 5,128          128,251      128,303
      CarrAmerica Realty
        Trust, Series C.......                 2,800           70,168       70,140
      CarrAmerica Realty
        Trust, Series D.......                11,800          293,483      295,590
      Centerpoint Properties,
        Series A..............                14,700          370,891      369,705
      Duke Realty Investments,
        Series E..............                   625           15,506       16,125
      Equity Office Properties
        Trust, Series C.......                 9,400          244,929      238,760
      Equity Office Properties
        Trust, Series E.......                 3,000           74,730       74,850
      Equity Office Properties
        Trust, Series G.......                13,200          325,875      332,640
      Equity Residential
        Properties,
        Series D..............                 1,600           42,553       42,640
      Equity Residential
        Properties,
        Series L..............                11,700          286,543      289,926

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2002 ANNUAL REPORT  28  American Strategic Income Portfolio

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)
Description of Security                       Shares         Cost       Value (a)
------------------------------            --------------  -----------  -----------

      New Plan Excel Realty
        Trust, Series B.......                24,800      $   619,393  $   631,408
      Prologis Trust,
        Series D..............                15,900          401,377      403,542
      Prologis Trust,
        Series E..............                 9,400          248,914      239,888
                                                          -----------  -----------

        Total Preferred
          Stocks..............                              4,063,648    4,070,933
                                                          -----------  -----------
RELATED PARTY MONEY MARKET FUND (G) (8.5%):
      First American Prime
        Obligations Fund......             4,537,937        4,537,937    4,537,937
                                                          -----------  -----------

      Total Investments in
        Securities (h)........                            $67,657,419  $69,656,374
                                                          ===========  ===========

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(B) ON NOVEMBER 30, 2002, SECURITIES VALUED AT $17,690,403 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                           NAME OF
                                                                           BROKER
                        ACQUISITION                         ACCRUED    AND DESCRIPTION
       AMOUNT              DATE         RATE       DUE      INTEREST    OF COLLATERAL
---------------------   -----------   --------   --------   --------   ---------------
     $ 8,000,000           4/12/01     4.65%*     4/17/03   $19,633           (1)
       8,600,000          11/15/02     1.37%**   12/16/02     5,237           (2)
     -----------                                            -------
     $16,600,000                                            $24,870
     ===========                                            =======

*RATE IS A NEGOTIATED FIXED RATE.
**INTEREST RATE AS OF NOVEMBER 30, 2002. RATE IS BASED ON THE LONDON INTERBANK
  OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
       (1) MORGAN STANLEY;
          FNMA, 7.50%, 3/1/30, $3,933,004 PAR
          FNMA, 7.50%, 5/1/30, $551,135 PAR
          FNMA, 8.00%, 5/1/30, $189,131 PAR
          FNMA, 6.50%, 6/1/29, $1,662,628
          FNMA, 6.00%, 10/1/16, $1,947,567 PAR

          2002 ANNUAL REPORT  29  American Strategic Income Portfolio

INVESTMENTS IN Securities continued

       (2) MORGAN STANLEY;
          FNMA, 6.00%, 10/1/16, $1,518,167 PAR
          FNMA, 6.00%, 5/1/31, $3,905,534 PAR
          FNMA, 6.50%, 11/1/31, $3,306,802 PAR

   THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $10,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.15% TO MORGAN STANLEY ON ANY UNUSED PORTION OF THE $10,000,000 LENDING COMMITMENT.
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 2002. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2002.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
       ADVANCE SELF STORAGE - LINCOLN, NE
       BUCA RESTAURANT - MAPLE GROVE, MN
       DIETZGEN INDUSTRIAL BUILDING - GARDENA, CA
       HAMPDEN MEDICAL OFFICE - ENGLEWOOD, CO
       INTEGRITY PLAZA SHOPPING CENTER - ALBUQUERQUE, NM
       MAIN STREET OFFICE BUILDING - PARK CITY, UT
       ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
       ORCHARD COMMONS - ENGLEWOOD, CO
       PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
       SCHENDEL OFFICE BUILDING - BEAVERTON, OR
       SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
       SHERWIN WILLIAMS - ORLANDO, FL
       STEPHENS RETAIL CENTER - MISSOULA, MT
       VOIT OFFICE BUILDING - ORANGE, CA

MULTIFAMILY LOANS:
       APPLEWOOD MANOR - DULUTH, MN
       CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV
       EL DORADO APARTMENTS I - TUCSON, AZ
       EL DORADO APARTMENTS II - TUCSON, AZ
       FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
       GARDEN OAKS APARTMENTS - COON RAPIDS, MN
       PARK HOLLYWOOD - PORTLAND, OR
       RUSH OAKS APARTMENTS - LAPORTE, TX
       VANDERBILT CONDOMINIUMS - AUSTIN, TX
       WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
       WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

          2002 ANNUAL REPORT  30  American Strategic Income Portfolio

SINGLE FAMILY LOANS:
       AEGIS - 1 LOAN, MIDWESTERN UNITED STATES
       AEGIS II - 3 LOANS, MIDWESTERN UNITED STATES
       AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
       AMERICAN PORTFOLIO - 1 LOAN, TEXAS AND CALIFORNIA
       ANIVAN - 2 LOANS, MARYLAND, NEW JERSEY, VIRGINIA
       BANK OF NEW MEXICO - 4 LOANS, NEW MEXICO
       BLUEBONNET SAVINGS AND LOAN - 9 LOANS, TEXAS
       BLUEBONNET SAVINGS AND LOAN II - 2 LOANS, TEXAS
       CLSI ALLISON WILLIAMS - 12 LOANS, TEXAS
       CROSS ROADS SAVINGS AND LOAN - 4 LOANS, OKLAHOMA
       CROSS ROADS SAVINGS AND LOAN II - 5 LOANS, OKLAHOMA
       FAIRBANKS - 1 LOAN, UTAH
       FIRST BOSTON MORTGAGE POOL - 5 LOANS, UNITED STATES
       HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
       HUNTINGTON MEWS - 10 LOANS, NEW JERSEY
       KNUTSON MORTGAGE PORTFOLIO I - 3 LOANS, MIDWESTERN UNITED STATES MCCLEMORE, MATRIX FUNDING CORPORATION - 2 LOANS, NORTH CAROLINA MERIDIAN - 4 LOANS, CALIFORNIA
       NOMURA III - 9 LOANS, MIDWESTERN UNITED STATES
       RAND MORTGAGE CORPORATION - 3 LOANS, TEXAS
       SALOMON II - 4 LOANS, MIDWESTERN UNITED STATES
       VALLEY BANK OF COMMERCE, N.M. - 5 LOANS, NEW MEXICO

(E) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 2002, THE TOTAL VALUE OF THESE INVESTMENTS WAS $41,510,118 OR 77.8% OF TOTAL NET ASSETS.
(F) INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
(G) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE ALSO NOTE 2 AND NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.
(H) ON NOVEMBER 30, 2002, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $68,889,093. COST BASIS FOR FEDERAL INCOME TAX PURPOSES WAS $1,231,674 GREATER THAN THE COST BASIS FOR BOOK PURPOSES DUE TO A ONE-TIME MARK TO MARKET ELECTION MADE PURSUANT TO SECTION 311 OF THE TAX PAYER RELIEF ACT OF 1997. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:


GROSS UNREALIZED APPRECIATION.....................................  $1,094,691
GROSS UNREALIZED DEPRECIATION.....................................    (327,410)
                                                                    ----------
NET UNREALIZED APPRECIATION.......................................  $  767,281
                                                                    ==========

   FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
   FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION

          2002 ANNUAL REPORT  31  American Strategic Income Portfolio

INDEPENDENT Auditors' Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC.

We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc., including the schedule of investments in securities, as of November 30, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1998, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of November 30, 2002, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. at November 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
January 3, 2003

          2002 ANNUAL REPORT  32  American Strategic Income Portfolio

FEDERAL INCOME TAX Information

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR THE DIVIDENDS RECEIVED DEDUCTION)

PAYABLE DATE                                        AMOUNT
------------                                        -------
December 18, 2001.................................  $0.0950
January 10, 2002..................................   0.0950
February 20, 2002.................................   0.0950
March 27, 2002....................................   0.0950
April 24, 2002....................................   0.0950
May 22, 2002......................................   0.0950
June 26, 2002.....................................   0.0950
July 24, 2002.....................................   0.0725
August 28, 2002...................................   0.0725
September 25, 2002................................   0.0725
October 23, 2002..................................   0.0725
November 20, 2002.................................   0.0725
                                                    -------
      Total.......................................  $1.0275
                                                    =======

          2002 ANNUAL REPORT  33  American Strategic Income Portfolio

SHAREHOLDER Update

                ANNUAL MEETING RESULTS
                An annual meeting of the Fund's shareholders was held on October 1, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The Fund's shareholders elected the following eight
                    directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson.........................     3,710,619           348,044
Andrew M. Hunter III*...................     3,961,805            96,858
Leonard W. Kedrowski....................     3,961,805            96,858
John M. Murphy, Jr......................     3,712,225           346,438
Richard K. Riederer.....................     3,968,705            89,958
Joseph D. Strauss.......................     3,958,614           100,049
Virginia L. Stringer....................     3,959,748            98,915
James M. Wade...........................     3,964,005            94,658

* ANDREW M. HUNTER III TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE DECEMBER 2002.

               (2) The Fund's shareholders ratified the selection by the Fund's
                    Board of Directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending November 30, 2002. The following votes were cast regarding this matter:

   SHARES           SHARES                      BROKER
 VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON VOTES
-------------  -----------------  -----------  ---------
   3,767,149          268,338         23,176        --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan, which is a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

          2002 ANNUAL REPORT  34  American Strategic Income Portfolio

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-426-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

                PLAN ADMINISTRATION
                Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at a premium of less than a 5% over the Fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

          2002 ANNUAL REPORT  35  American Strategic Income Portfolio

               SHAREHOLDER Update continued

                By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the Fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, if Fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares.

          2002 ANNUAL REPORT  36  American Strategic Income Portfolio

                Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before such amendment or termination is effected. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 800-426-5523.

          2002 ANNUAL REPORT  37  American Strategic Income Portfolio

SHAREHOLDER Update continued

DIRECTORS AND OFFICERS OF THE FUND
INDEPENDENT DIRECTORS

                                 POSITION(S)
                                  HELD WITH
    NAME, ADDRESS, AND AGE          FUND       TERM OF OFFICE AND LENGTH OF TIME SERVED
---------------------------------------------------------------------------------------
Roger A. Gibson (56)             Director      Term expiring earlier of death,
1200 Algonquin Road                            resignation, removal, disqualification,
Elk Grove Village, Illinois                    or successor duly elected and qualified.
60007                                          Director of ASP since August 1998.
---------------------------------------------------------------------------------------

Leonard W. Kedrowski (61)        Director      Term expiring earlier of death,
6288 Claude Way                                resignation, removal, disqualification,
Inver Grove Heights, Minnesota                 or successor duly elected and qualified.
55076                                          Director of ASP since August 1998.
---------------------------------------------------------------------------------------
Richard K. Riederer (58)         Director      Term expiring earlier of death,
741 Chestnut Road                              resignation, removal, disqualification,
Sewickley, Pennsylvania 15143                  or successor duly elected and qualified.
                                               Director of ASP since August 2001.
---------------------------------------------------------------------------------------

Joseph D. Strauss (62)           Director      Term expiring earlier of death,
8525 Edinbrook Crossing,                       resignation, removal, disqualification,
Suite 5                                        or successor duly elected and qualified.
Brooklyn Park, Minnesota 55443                 Director of ASP since August 1998.
---------------------------------------------------------------------------------------

Virginia L. Stringer (58)        Chair;        Chair term three years. Director term
712 Linwood Avenue               Director      expiring earlier of death, resignation,
St. Paul, Minnesota 55105                      removal, disqualification, or successor
                                               duly elected and qualified. Chair of
                                               ASP's board since 1998; Director of ASP
                                               since August 1998.
---------------------------------------------------------------------------------------
James M. Wade (59)               Director      Term expiring earlier of death,
2802 Wind Bluff Circle                         resignation, removal, disqualification,
Wilmington, North Carolina                     or successor duly elected and qualified.
28409                                          Director of ASP since August 2001.

          2002 ANNUAL REPORT  38  American Strategic Income Portfolio

                                                                                          OTHER
                                                            NUMBER OF PORTFOLIOS IN   DIRECTORSHIPS
                  PRINCIPAL OCCUPATION(S)                        FUND COMPLEX            HELD BY
                    DURING PAST 5 YEARS                      OVERSEEN BY DIRECTOR       DIRECTOR+
  -------------------------------------------------------------------------------------------------
  Vice President, Cargo-United Airlines, since July 2001;   First American Funds          None
  Vice President, North America-Mountain Region for         Complex: fourteen
  United Airlines from 1995 to 2001.                        registered investment
                                                            companies, including
                                                            seventy portfolios.
  -------------------------------------------------------------------------------------------------
  Owner, Executive and Management Consulting, Inc., a       First American Funds          None
  management consulting firm, since 1992; Chief Executive   Complex: fourteen
  Officer, Creative Promotions International, LLC, a        registered investment
  promotional award programs and products company, since    companies, including
  1999; Board member, GC McGuiggan Corporation (DBA Smyth   seventy portfolios.
  Companies), a label printer, since 1993; Advisory Board
  member, Designer Doors, manufacturer of designer doors
  from 1998 to 2002; acted as CEO of Graphics Unlimited
  from 1996 to 1998.
  -------------------------------------------------------------------------------------------------
  Retired; President and Chief Executive Officer, Weirton   First American Funds          None
  Steel from 1995 to 2001; Director, Weirton Steel from     Complex: fourteen
  1993 to 2001.                                             registered investment
                                                            companies, including
                                                            seventy portfolios.
  -------------------------------------------------------------------------------------------------
  Chairman of FAF's and FAIF's Boards from 1993 to          First American Funds          None
  September 1997 and of FASF's Board from June 1996 to      Complex: fourteen
  September 1997; President of FAF and FAIF from June       registered investment
  1989 to November 1989; Owner and Executive Officer,       companies, including
  Excensus-TM- LLC, a consulting firm, since 2001; Owner    seventy portfolios.
  and President, Strauss Management Company, a Minnesota
  holding company for various organizational management
  business ventures, since 1993; Owner, Chairman and
  Chief Executive Officer, Community Resource
  Partnerships, Inc., a strategic planning, operations
  management, government relations, transportation
  planning and public relations organization, since 1993;
  attorney at law.
  -------------------------------------------------------------------------------------------------
  Owner and President, Strategic Management                 First American Funds          None
  Resources, Inc., a management consulting firm, since      Complex: fourteen
  1993; Executive Consultant for State Farm Insurance       registered investment
  Company since 1997; formerly President and Director,      companies, including
  The Inventure Group, a management consulting and          seventy portfolios.
  training company; President, Scott's, Inc., a
  transportation company, and Vice President of Human
  Resources, The Pillsbury Company.
  -------------------------------------------------------------------------------------------------
  Owner and President, Jim Wade Homes, a homebuilding       First American Funds          None
  company, since 1999.                                      Complex: fourteen
                                                            registered investment
                                                            companies, including
                                                            seventy portfolios.

          2002 ANNUAL REPORT  39  American Strategic Income Portfolio

SHAREHOLDER Update continued

INTERESTED DIRECTOR

                                 POSITION(S)
                                  HELD WITH            TERM OF OFFICE AND
    NAME, ADDRESS, AND AGE          FUND              LENGTH OF TIME SERVED
----------------------------------------------------------------------------------
John M. Murphy, Jr. (61)*        Director      Term expiring earlier of death,
800 Nicollet Mall                              resignation, removal,
Minneapolis, Minnesota 55402                   disqualification, or successor duly
                                               elected and qualified. Director of
                                               ASP since August 1999.
----------------------------------------------------------------------------------

OFFICERS

                                 POSITION(S)
                                  HELD WITH            TERM OF OFFICE AND
    NAME, ADDRESS, AND AGE          FUND              LENGTH OF TIME SERVED
----------------------------------------------------------------------------------
Thomas S. Schreier, Jr. (40)**   President     Re-elected by the board annually;
U.S. Bancorp Asset                             President of ASP since February
Management, Inc.                               2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------
Mark S. Jordahl (42)**           Vice          Re-elected by the board annually;
U.S. Bancorp Asset               President-    Vice President-Investments of ASP
Management, Inc.                 Investments   since September 2001.
800 Nicollet
Mall Minneapolis, Minnesota
55402
----------------------------------------------------------------------------------
Jeffery M. Wilson (46)**         Vice          Re-elected by the board annually;
U.S. Bancorp Asset               President-    Vice President-Administration of
Management, Inc.                 Administration ASP since March 2000.
800 Nicollet Mall
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------
Robert H. Nelson (39)**          Treasurer     Re-elected by the board annually;
U.S. Bancorp Asset                             Treasurer of ASP since March 2000.
Management, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------
James D. Alt (51)                Secretary     Re-elected by the board annually;
50 South Sixth Street,                         Secretary of ASP since June 2002;
Suite 1500                                     Assistant Secretary of ASP from
Minneapolis, Minnesota 55402                   September 1999 to June 2002.
----------------------------------------------------------------------------------
Michael J. Radmer (57)           Assistant     Re-elected by the board annually;
50 South Sixth Street,           Secretary     Assistant Secretary of ASP since
Suite 1500                                     March 2000; Secretary of ASP from
Minneapolis, Minnesota 55402                   September 1999 to March 2000.
----------------------------------------------------------------------------------
Kathleen L. Prudhomme (49)       Assistant     Re-elected by the board annually;
50 South Sixth Street,           Secretary     Assistant Secretary of ASP since
Suite 1500                                     September 1999.
Minneapolis, Minnesota 55402

          2002 ANNUAL REPORT  40  American Strategic Income Portfolio

                                                                                          OTHER
                                                            NUMBER OF PORTFOLIOS IN   DIRECTORSHIPS
                  PRINCIPAL OCCUPATION(S)                        FUND COMPLEX            HELD BY
                    DURING PAST 5 YEARS                      OVERSEEN BY DIRECTOR       DIRECTOR+
  -------------------------------------------------------------------------------------------------
  Retired; Executive Vice President, U.S. Bancorp from      First American Funds          None
  January 1999 to December 2002; Minnesota State            Complex: fourteen
  Chairman-U.S. Bancorp from 2000 to December 2002;         registered investment
  Chairman and Chief Investment Officer, First American     companies, including
  Asset Management and U.S. Bank Trust, N.A., and           seventy portfolios.
  Executive Vice President, U.S. Bancorp from 1991 to
  1999.
  -------------------------------------------------------------------------------------------------

                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001; Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company from February 2001 to May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 to December 2000; Senior Airline Analyst and Director, Equity Research of Credit Suisse First Boston through 1998.
--------------------------------------------------------------------------------
Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management-Americas from September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. from January 1998 to September 2000; Executive Vice President and Managing Director, Washington Square Advisers from January 1996 to December 1997.
--------------------------------------------------------------------------------
Senior Managing Director of U.S. Bancorp Asset Management, Inc. since May 2001; Senior Vice President of First American Asset Management through May 2001.
--------------------------------------------------------------------------------
Chief Operating Officer and Senior Vice President of U.S. Bancorp Asset Management, Inc. since May 2001; Senior Vice President of First American Asset Management from 1998 to May 2001 and of Firstar Investment & Research Management Company from February 2001 to May 2001; Senior Vice President of Piper Capital Management Inc. through 1998.
--------------------------------------------------------------------------------
Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
--------------------------------------------------------------------------------
Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
--------------------------------------------------------------------------------
Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

          2002 ANNUAL REPORT  41  American Strategic Income Portfolio

SHAREHOLDER Update continued

*Mr. Murphy is considered an "interested" Director because of his ownership of securities issued by U.S. Bancorp.

**Messrs. Schreier, Jordahl, Wilson, and Nelson are each officers of U.S.
  Bancorp Asset Management, Inc., which serves as investment advisor for ASP.

+Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

          2002 ANNUAL REPORT  42  American Strategic Income Portfolio

BOARD OF DIRECTORS

ROGER GIBSON
Director of American Strategic Income Portfolio Inc.
Vice President-Cargo, United Airlines


LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc.
Owner and President of Executive and Management Consulting, Inc.


JOHN MURPHY JR.
Director of American Strategic Income Portfolio Inc.
Retired; former Executive Vice President of U.S. Bancorp


RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc.
Retired; former President and Chief Executive Officer of Weirton Steel


JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc.
Owner and President of Strategic Management Resources, Inc.


JAMES WADE
Director of American Strategic Income Portfolio Inc.
Owner and President of Jim Wade Homes

[FIRST AMERICAN(TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC.
2002 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., ("USBAM") is a subsidiary of U.S. Bank National Association, a separate entity and wholly owned subsidiary of U.S. Bancorp.


[RECYCLED LOGO]
This document is printed on paper containing 10% postconsumer waste.

1/2002    2283-02    ASP-AR